SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (date of earliest event reported): April 28, 2000



                          NORTH AMERICAN RESORT & GOLF
                          ----------------------------
             (Exact name of Registrant as specified in its charter)



     Nevada                           0-29067                   98-0173359
------------------               ------------------            -------------
(State or other jurisdiction    (Commission File No.)         (IRS Employer
of incorporation)                                           Identification No.)


                                33163-2nd Avenue
                            Mission, British Columbia
                                 Canada V2V 6T8
          (Address of principal executive offices, including Zip Code)


               Registrant's telephone number, including area code:

                          141-757 West Hastings Street
                                    Suite 676
                           Vancouver, British Columbia
                                 Canada V6C 1A1
          (Former name or former address if changed since last report.)

Item 1.  Changes in Control of Registrant

      On April 28, 2000 the Company acquired all of the issued and outstanding shares of Home Finders Realty Ltd and Most Referred Real Estate Agents, Inc. (collectively doing business as Home Finders Realty) in exchange for 4,500,000 shares of the Company's Series A Preferred stock and preferred shares in a wholly owned subsidiary of the Company which was formed for the sole purpose of facilitating the acquisition of Home Finders Realty. Each share of the Company's Series A Preferred stock is entitled to one vote on all matters submitted to a vote of the Company's shareholders. The Series A Preferred shares are not entitled to any dividends or any distributions upon the liquidation of the Company.

      The preferred shares of the Company and the Company's subsidiary may be exchanged for 4,500,000 shares of the Company's common stock.

      Home Finders Realty has a service which allows real estate professionals and the general public to quickly and efficiently find quality customer service oriented Realtors in North American cities within a few minutes. This service is available through AMRR.COM or CMRR.COM websites, or by phoning a 1-800-414-5655 hotline. Mortgage brokers, home inspectors, appraisers, title companies and attorneys can also be located with the same service.

      As of May 10, 2000 Home Finders Realty employed twenty people on a full-time basis.

      Summary financial information concerning Home Finders Realty follows:

                                                   December 31, 1999

      Current Assets                                    $16,940
      Total Assets                                      157,677
      Current liabilities                                87,028
      Total liabilities                                 257,945
      Working Capital (Deficit)                         (70,088)
      Stockholders' (Deficit)                          (100,268)

                                                   Year ended December 31, 1999

      Revenues                                             $775,013
      Cost of sales                                        (299,501)
      General and administrative expenses                  (514,205)
                                                           ---------
      Net Loss                                             $(38,693)
                                                           =========

      Home Finders Realty was acquired from William Coughlin and Carole Coughlin. The following table lists the shares issued in connection with the acquisition of Home Finders Realty and the shares of the Company's common stock which Mr. Coughlin and Ms. Coughlin are entitled to receive.

                                                            Shares of Company's
                         Series A      Preferred Shares    Common Stock Issuable
                    Preferred Shares    of Subsidiary          Upon Exchange
(1)

William Coughlin        2,250,000        2,250,000                2,250,000
Carole Coughlin         2,250,000        2,250,000                2,250,000

(1) One Series A Preferred share together with one preferred share of the Company's subsidiary may at any time be exchanged for one share of the Company's common stock.

      Following the acquisition of Home Finders Realty, Christine Cerisse resigned as the Company's president but remained a director of the Company. The Company's present officers and directors are:

            Name                                Position

            William Coughlin                    President and a Director
            Robert Dent                         Director
            James Sanford                       Director
            Christine Cerisse                   Director

      Prior to the acquisition of Home Finders Realty the Company had 4,989,367 outstanding shares of common stock. If William and Carole Coughlin convert their preferred shares into 4,500,000 shares of the Company's common stock, the Company will have 9,489,367 outstanding shares of common stock

      The following table sets forth, as of May 10, 2000 (and giving effect to the acquisition of Home Finders Realty) information with respect to the only persons owning beneficially 5% or more of the Company's common stock and the number and percentage of outstanding shares owned by each director and officer and by the officers and directors as a group. Unless otherwise indicated, each owner has sole voting and investment powers over his or her shares of common stock.

                                Shares Percentage
      Name                       Owned             Ownership (3)
      ----                       ------            -------------

      William Coughlin           2,250,000 (1)         23.7%
      Carole Coughlin            2,250,000 (1)         23.7%
      Robert Dent                         --                --
      James Sanford                       --                --
      Christine Cerisse          2,500,000 (2)         26.3%
      All officers and directors 7,000,000             73.8%
       as group (four persons)

(1) Represents shares of Company's common stock issuable upon exchange of preferred shares held by this shareholder.

(2) Ms. Cerisse acquired these shares in June 1999 from a former officer and director of the Company.

(3) Assumes the preferred shares of the Company and the Company's subsidiary which were issued in connection with the acquisition of Home Finders Realty are exchanged for 4,500,000 shares of the Company's common stock.

      The number of the Company's outstanding shares and the shares held by the Company's officers, directors and those persons owning more than 5% of the Company's common stock do not reflect shares issuable upon the exercise of options granted to the following persons:

                        Shares Issuable Upon        Option       Expiration Date
Name                      Exercise of Option     Exercise Price     of Option

Christine Cerisse            400,000                $0.25            12/06/01

Christine Cerisse            100,000                $1.00            03/01/01

James Sanford                100,000                $1.00            03/01/01

Robert Dent                  100,000                $1.00            03/01/01

Employees of Home Finders    520,000                $1.00            04/28/03
  Realty and Consultants

      In December 1999 the Company sold 200,000 shares of its common stock to the Sierra Group, Inc. at a price of $0.25 per share. In connection with this sale, the Company also issued warrants which allows the Sierra Group to acquire up to 200,000 additional shares of the Company's common stock. The warrants are exercisable at a price of $0.50 per share prior to December 23, 2000 and $0.75 per share after December 22, 2000. The warrants expire on December 22, 2001.

      In addition to the foregoing, and in connection with the private sale of the Company's common stock, the Company issued warrants which allow the holders to acquire up to 237,167 shares of common stock. Warrants relating to 111,500 shares of common stock are exercisable at a price of $0.75 per share. Warrants relating 125,667 shares of common stock are exercisable at a price of $1.00 per share. The warrants expire in February and March 2001.

Item 2.  Acquisition or Disposition of Assets

      See Item 1.

Item 5.  Other Events

Item 7.  Financial Statements and Exhibits

(a) and (b) The Company hereby undertakes to file with the Commission an amendment to this Form 8-K wherein the Company will provide the audited financial statements of Home Finders Realty Ltd. and Most Referred Real Estate Agents, Inc. and related pro forma financial statements within sixty (60) days after the filing of this Form 8-K.

(c)   Exhibits

      2     Share Exchange Agreement and related agreements

      4 Certificate of Designation setting forth rights and preferences of Series A Preferred Stock


                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:   May 12, 2000

                                    NORTH AMERICAN RESORT & GOLF, INC.

                                       By:  /s/ William Coughlin
                                            William Coughlin, President